Exhibit 99.1

Confidential HSSC Management Plan Confidential Information Presentation 23 June 2026 | Hughes Network Systems

Confidential

Hughes 2030 Vision

($ in millions)

Global SatCom leader supported by proprietary technology, global scale and a visible growth trajectory

Key Business Highlights

- ✓ Leading U.S.-based provider of resilient connectivity solutions (GEO, LEO, terrestrial, wireless) with **over $1.4bn of revenue and >$200m of operating cash flow**
- ✓ **Global leader in ground segment** technology, manufacturing, deployment and operations with proven experience in large-scale LEO systems
- ✓ **Unique, proprietary multi-transport platform** with extensive AI Ops, proven on consumer and enterprise scale
- ✓ Strong **Defense and blue-chip customer** relationships supported by onshore ITAR/CUI and DoW qualified manufacturing
- ✓ Repositioned portfolio delivering **stable cash flow** from Consumer **and double-digit growth** in Enterprise


Consumer
Aero, Defense & Managed Services
Technology & Manufacturing
Durable Cash Generation
High-Growth
Space, AI & Resilient Communications

$400mm in revenue growth driven by existing backlog and continued Enterprise momentum…


Consumer
Enterprise
4.9% CAGR
$1,433
$786
$646
$1,822
$158
$1,663
2025A
2030E

…with significant OFCF generation[1]


8.2% CAGR
$188
$278
2025A
2030E

1. OFCF defined as OIBDA less capex and working capital

1

HUGHES

Confidential 2 Hughes: Scaled, Technology-Forward, Trusted Scale Technology Reliability Hughes Facilities Capacity and Service Reach Hughes Provides Service Operations / Management Center 2,100+ Patents Issued and Pending $1.5B Q1’26 Contracted Backlog 739K Subscribers as of Q4’25 Defense 92% growth vs 2025 ~7% of 2026 Revenue2 Defense 92% growth vs 2025 ~7% of 2026 Revenue2 ~1,850 Worldwide Employees1 140K Sq. Ft Manufacturing Facility 1. Excludes contracted workers 2. 2026 estimates; Includes defense revenue from domestic and international >99.9% Network Availability ITAR/CUI Compliant Facility 6 Satellites 69 Ground Stations Global Coverage

Confidential 3

Confidential 4

Confidential 5 Experienced Leadership Team Paul Gaske Chief Operating Officer Ramesh Ramaswamy EVP & General Manager International Division Dr. Charles Barnett SVP Hughes Engineering Dan Rasmussen SVP & General Manager, North America Enterprise Division  Leads all revenue-generating activities across Hughes globally  Joined Hughes in 1977 as a digital design engineer, held roles in engineering, marketing and business management  Oversees international broadband operations  Previously held senior roles in engineering, operations, sales and marketing at Hughes  Leads engineering and technology development organization  Has a broad technical background in wired/wireless terrestrial and satellite communications  Career spanning over 40 years  Leads the Enterprise segment, overseeing sales, solution delivery and program operations across N.A.  Played critical role in expanding Hughes managed services portfolio Jeff Boggs SVP Hughes Finance and Accounting  Responsible for P&L, balance sheet and cash performance for global operations  Joined Hughes Space and Communications in 1985, held financial roles within satellite manufacturing, International new business, DOD and Commercial Programs Deep industry knowledge and proven ability to deliver growth Hossein Memarsadeghi SVP & General Manager, North America Consumer Division  Leads the consumer segment, oversees sales, marketing, distribution, business operations and service management, as well as satellite fleet and infrastructure operations and management  Previously held engineering, service delivery, launch, product, program and business management roles at Hughes

Confidential 6 Seasoned leadership team positioned to execute on Hughes’ multi-transport growth strategy Organizational Structure Hughes COO Shared Services Organizations Legal Finance HR IT Networks & Technology Service Delivery Engineering Quality Manufacturing Marketing Comms Systems and Satellite Engineering Software Engineering Hardware Engineering Advanced Development Consumer Marketing & Sales Consumer Products & Services Satellite Fleet & Infrastructure - Operations & Management Aviation Defense & Intelligence Managed Services Hughes – Brazil Hughes – Europe Hughes LATAM Hughes India Hughes ROW Workforce Breakdown by Worker Type Employees By Country1 ~62% ~38% Employees Contracted Workers ~3,000 Workforce Hughes Engineering Charles Barnett North America Consumer North America Enterprise International 1. Excludes contracted workers ~71% ~10% ~10% ~3%~2% ~4% US India Brazil UK Germany Others

Confidential

Corporate Headquarters and Satellite Offices

Strategically positioned offices supporting innovation, delivery and customer engagement


Milton Keynes, UK
Griesheim, Germany
Dubai, UAE
Sofia, Bulgaria
Electronic City, Gurgaon, India
Dublin, Ireland
Englewood, CO
Southfield, MI
Rome Italy
American Fork, UT
Gaithersburg, MD
New Delhi, India
San Diego, CA
Germantown, MD
Melbourne, FL
Riyadh, Saudi Arabia
Kolkata, India
Mexico City, MX
Boa Vista, Brazil
Mumbai, India
Bogotá, Colombia
Quito, Ecuador
Bangalore, India
Chennai, India
Lima, Peru
Brasilia, Brazil
Habitasa, Brazil
Rio de Janeiro, Brazil (2)
Jakarta, Indonesia
Santiago, Chile
São Paulo, Brazil (3)
Buenos Aires, Argentina
Corporate Headquarters
Satellite Offices

~1,850	33	15
Employees[1]	Office Locations Worldwide	Countries with Offices

1. Excludes contracted workers

7

HUGHES

Confidential 8 Significant Satellite Capacity to Support Growth Note: Al Yah 3 and EchoStar IX are no longer in service 1. Represents company estimate of end of life for owned satellites and date of lease expiry for leased satellites 2. Company holds FCC-authorized orbital slot licenses at 95.2°W, 97.1°W and 107°W corresponding to operational owned satellites (Jupiter 1–3). These regulatory assets support continued U.S. service coverage. PP&E Utilization Gross | Net Capacity (Gbps) Location Spectrum (Longitude) Lease Expiry / End of Life Launch 1 Owned / Satellite Leased Owned July 2012 April 2030 Ka FSS 107 W 120 95% $504 | $24 EchoStar XVII (Jupiter 1) August 2034 Ka FSS 97.1 W 200 100% $545 | $101 December 2016 Owned EchoStar XIX (Jupiter 2) July 2023 July 2039 Ka FSS 95.2 W 500 81% $627 | $248 Owned (Leased by HSSC) EchoStar XXIV (Jupiter 3) Leased March 2016 July 2031 Ka FSS 65 W 35 71% $74 | $13 Eutelsat 65 West A Telesat T19V Leased July 2018 August 2033 Ka FSS 63 W 52 62% $152 | $36 $129 | $26 24 Ku and C-band 36 MHz Transponders Ku FSS 105 W November 2031 Leased October 2017 EchoStar 105/SES-11 Satellite Profile Specs Capacity Capex ($ in millions)

Confidential 9 Hughes Well Positioned in the Growing Space Market Global Infrastructure Space Launch Spacecraft Constellation Mission Management User Equipment & Services Global Market Presence End Markets Systems Service Traffic Gateways LEO / MEO Systems & Networks Terrestrial Networks 5G / NTN Systems Manufacturing Customer Support Program Management Field Services AI-Powered Network & Service Management ESA – Fixed & Mobile Broadband Specialized Government Hardware & Software Defined Modems Direct, Indirect Channels Regulatory / Licensing Standards Subsidiaries and Offices in Key Global Markets Enterprises Defense Service Providers Consumers Building a vertically integrated space and ground company Satellite Terminals (L Band to V) Handsets of Portable Terminals Resilient Communications Comms Payload Architecture End-to-end Systems Engineering

Confidential 10 Proven Manufacturing Expertise supporting major constellations with innovative, on-shore capabilities Strong Free Cash Flow Generation from excess Jupiter-3 capacity and minimal future capex Strong Technology Competencies across a broad spectrum of space, satellite, and ground solutions Growing Aero and Defense Segments delivering best-in-class connectivity at the lowest cost per bit Leading Managed Services Capabilities including networking and cybersecurity services recognized by customers and Gartner, serving over 100 top brands as customers Experienced Leadership Team with deep industry knowledge and proven ability to deliver growth Hughes Key Investment Highlights 1 2 3 4 5 6

Confidential 11 ($37) $44 $87 $135 $192 $260 $384 $302 $216 $165 $101 $55 $347 $347 $303 $300 $293 $315 2025A 2026E 2027E 2028E 2029E 2030E Enterprise Consumer $646 $743 $975 $1,173 $1,406 $1,663 $786 $609 $450 $314 $223 $158 $1,433 $1,352 $1,425 $1,487 $1,629 $1,822 2025A 2026E 2027E 2028E 2029E 2030E Enterprise Consumer 1. Includes corporate allocations 2. Includes ~$9mm of one-time inventory and labor write-off pertaining to Hughes Financial Summary Revenue OIBDA1 • Enterprise-led growth supported by current backlog of $1.5bn and the expanding pipeline in Aero, Defense and Managed Services • Best-in-class Aero solution offering flexible future proof technology and large managed services opportunity underpin long-term growth trajectory • Managed decline in consumer drives cash flow generation Total: 4.9% Enterprise: 20.8% 24% 26% 21% 20% 18% 17% % Margin Key Drivers ’25-’30 CAGR ($ in millions) 2

Confidential 12 Diversified portfolio with increasing focus on high-growth enterprise segments Segment Overview and Evolution Revenue Evolution International Enterprise Domestic Managed Services Aero Defense Hybrid GEO/LEO and managed satellite networks for corporations and governments across the Americas & beyond End-to-end, SD-WAN-driven, multi-transport connectivity solutions Compact, software-defined in-flight connectivity solutions integrating GEO and LEO services Secure, resilient SATCOM and tactical networks with real-time management and open-architecture design $1,433 2025A Enterprise $1,822 2030E Consumer Hughesnet delivers up to 100 Mbps with unlimited data and low-latency Fusion for rural & underserved areas

Confidential 13 Hughes Segment Overview Managed Services Consumer: Managed Decline ($ in millions) Segments ’26E Revenue Revenue Growth ’26E OIBDA 1 ’26E Margin 2 North America $552 Broadband connectivity for rural U.S. markets using JUPITER satellites delivering reliable, high-speed internet (28%) ’26E – 30E CAGR (23%) ’26E Growth % $296 54% International Extending broadband access in LATAM and emerging markets $57 (34%) ’26E – 30E CAGR (23%) ’26E Growth % $6 11% International Enterprise Managed satellite and hybrid networks for global corporates, telcos and government clients $274 7% ’26E – 30E CAGR 14% ’26E Growth % $30 11% North America Managed Services End-to-end SD-WAN, 5G and cybersecurity solutions | Segment restructuring and process optimization will underpin future profitability $201 25% ’26E – 30E CAGR 14% ’26E Growth % ($15)3 (8%) US Defense Secure satellite, 5G and tactical comms. for U.S. and allied defense networks $42 35% ’26E – 30E CAGR 30% ’26E Growth % $2 5% $44 17% ’26E – 30E CAGR 35% ’26E Growth % $6 14% 1. Includes corporate allocations 2. Represents OIBDA margin 3. Domestic Managed Services OIBDA excluding corporate allocations forecasted to be positive Q4 2026 onwards Aero Inflight connectivity solutions | Capital intensive phase concluded in 2025 with profitability increasing from 2026 onwards $183 34% ’26E – 30E CAGR 10% ’26E Growth % $21 12% Other Enterprise

Confidential 14 Healthy Increases Driven by Enterprise Segment New Orders/Pipeline  Enterprise orders Increases 80% in 2026 from $465M to $839M  Driven by aero and satellite platform orders  Enterprise backlog increases 11% to >$1.6B in 2026 Orders Shifting to Enterprise as Planned 2026 Orders Highlights  Aero:  $51M  $48M  $167M  NA Managed Services:  $12M  $12M  $10M  Defense:  $20M  $20M  $18M

Confidential 15 Solidifying Hughes as a global enterprise connectivity leader, anchored in managed networks, IFC and defense-grade communications Hughes Growth Trajectory Revenue Evolution Key Growth Drivers $1,433 ($628) $125 $314 $49 $422 $108 $1,822 2025A Cons. Int'l Ent. N. Amer. Managed Svc. Aero US Defense 2030E Enterprise-Led Transformation  Transitioning capacity from Consumer broadband to Enterprise-driven, recurring long-term revenue streams with significantly lower churn and higher renewal rates  Expanding multi-transport capabilities through GEO / MEO / LEO integration and ESA innovation, including new KA ESA antennas in 2026 Accelerate Aero Leadership  Converting marquee airline wins into scalable, recurring service revenue  Technology leader enabling low-cost service and flexibility of connectivity providers Scale Managed Services Platform  Growing SD-WAN, cybersecurity and private 5G enterprise offerings for SMBs  Leverage large sales force and on-the-ground technicians Significant Defense Growth  Deepening role in secure, resilient, mission-critical communications for U.S. and allied programs  Utilizing on-shore, trusted manufacturing capabilities OIBDA OIBDA $347 $315 Strong Enterprise momentum offsets structural decline in Consumer ($ in millions)

Confidential 16 Strong Free Cash Flow Generation Sustained cash flow growth from capital-light Enterprise segment Consumer Cash Flows Enable Enterprise Expansion Capital-Light Mix Drives FCF Conversion $1.3bn Cum. FCF By 2030 1. OFCF defined as OIBDA less capex and working capital. Includes Hughes corporate expense allocated as a % of revenue between segments 2. Reflects OFCF as a percentage of OIBDA Enterprise FCF contribution increases to ~40% by 2030 Cumulative OFCF Generation Over Time1 Annual OFCF $296 $243 $272 $259 $278 1 % Conversion2 85% 80% 91% 88% 88% Consumer Enterprise $289 $497 $659 $755 $805 $7 $42 $152 $315 $544 $296 $539 $811 $1,070 $1,349 2026E 2027E 2028E 2029E 2030E

Confidential 17 Positioned for sustained growth through hybrid technology, OEM partnerships and long-term backlog visibility Growing Aero Segment Proven Track Record and Product Pipeline ThinKom Ka2517 Dual-Band (Ka/Ku) In-Flight Connectivity System Selected Hughes for select future-delivery A350 & A321neo aircraft JUPITER Aero System Dual-band with MODMAN Selected Hughes for 400+ Boeing 717 Selected by for multi-orbit IFC solution across their fleet Hughes Ku ESA Ku LEO Gen1 Hughes Ku ESA Dual OAE Fusion Fusion: Ka GEO and Ku LEO Ka2517 Plus Fusion Fusion: Ka GEO and Ku LEO ESA-ESA Fusion Ku LEO 2029 2028 2027 2026 2025 2024 2023 2017 2016 Product Releases Customer Wins  Hybrid Multi-Transport Connectivity  Multi-network (GEO + LEO) architecture delivering resilient, high-throughput in-flight connectivity  Eliminates Constellation Lock  Hughes’ proprietary antennas enable broadband throughput across satellite operators reducing reliance on any given constellation  Embedded OEM & Airline Partnerships  Line-fit programs with Airbus and Boeing and multi-year airline wins creates durable customer relationships  Compatible with Starlink and Amazon Leo Hughes Positioned to Win Select Customers Selected by for multi-orbit IFC solution across their fleet

Confidential 18 $160 $144 $219 $209 $239 $274 $39 $89 $154 $227 $315 $167 $183 $308 $363 $466 $589 1% 12% 15% 18% 19% 20% 2025A 2026E 2027E 2028E 2029E 2030E 60% 27% 13%  Provides in-flight broadband and connectivity for commercial Customer Mix* aviation using JUPITER GEO satellites and LEO partnerships  Multi-year service agreements with major airlines / OEMs  Positioned to capture growth from increasing in-flight Wi-Fi adoption and aircraft digital transformation  Differentiated by integrated ground systems, terminals and managed service platform for consistent global coverage  Maintains a vertically integrated supply chain across network, hardware and operations  Actively expanding partnerships with manufacturers and MRO providers to embed connectivity at delivery  Acquired Anderson Connectivity to insource Part 145 maintenance support Enabling global in-flight connectivity through integrated satellite solutions Aero Segment: High Growth Description Investment Highlights Contractual revenue with strong customer retention Capital-light model with improving margin profile I II III Revenue and OIBDA Margin Evolution Customer Breakdown Differentiated, proprietary GEO + LEO antenna system Terms IV Strong, durable relationships with airline operators and OEMs 7 years 7 years 10 years 5 Years Contract Length Per Passenger Basis Hardware Sales + HW/SW Support Hardware Sales Per Passenger Basis Pricing Model < 3 years Payback Period Service Hardware OIBDA Margin *Excludes other small customers Upfront investment and product deployment to drive profitability from 2026 onwards as the service mix increases

Confidential 19 Defense Segment – Poised for Rapid Growth SOVEREIGN OPPORTUNITIES $100M+ Qatar Mexico Others NETWORKS • 5G Secure Services • 5G Deployments • Whidbey ISL • Ft Bliss • Multi-Orbit LEO/MEO/GEO • Systems • Terminals • Modems GROUND SYSTEMS • Ground Entry Point (GEP) • • Global Gateways • $150M Opportunity • PTES - Protected SATCOM • Gateway Systems • Over $60M to date • $100M in follow-on next 3-5 yrs • Maneuverable GEO • SATCOM / Commercial Terminals • $900M IDIQ / 10-year • Partnerships ( , satellite manufacturers) DRONES • Warp Speed Modem • US Manufacturing • Controllers, Motors • Integration • Drone Sub Assemblies •

Confidential 20 Hughes awarded $151B Hughes awarded Protected SATCOM ground system development contract Growth includes manufacture of satellite ground system equipment Hughes awarded Protected SATCOM ground system development contract Growth includes manufacture of satellite ground system equipment Warpspeed G2 5G/SATCOM multi-transport modem for small drone platforms SCM (next gen HM400) Domestic and Int’l SATCOM capable modem HL1200 Custom ESA begins testing in Europe Hughes selected to upgrade DoW 5G network to support drones Hughes Selected to Deploy Private 5G Network to US Navy Hughes selected to manufacture ground-based ESA components Defense Segment – Poised for Rapid Growth Capitalizing on the massive growth in global defense investments in space, with major programs like , as well as drone and drone manufacturing – both utilizing commercial technologies Proven Track Record and Product Pipeline HM400 Modem General Atomic MQ-9B shipments begin for line-fit SATCOM modem Hughes Selected to Deploy 5G ORAN to Army Ft Bliss 2029 2028 2027 2026 2025 2024 2023 2022 2018- 19 Product Releases Customer Wins  Resilient Communication  Multi-network (GEO/LEO + Wireless + Cable/Fiber) architecture delivering resilient, secure connectivity  Capability to deliver turnkey, end-to-end solutions  Products and services to deliver defense-tailored solutions (ESAs, modems, 5G, ground systems)  Manufacturing for scaling prototypes to production  Embedded in Programs of Record  Line-fit with General Atomics unmanned platform programs create durable customer relationships  Extensive Satellite Ground Expertise  Hughes’ customer-recognized ability to apply its commercial expertise to military-specific programs  Manufacturing of Systems and Drone Ecosystem  Assembly of drones and manufacturing of parts  Satellite and terrestrial connectivity modems Hughes Positioned to Win Growth in Global Defense Revenues1 1. Defense revenues across domestic and international • 92% YoY revenue growth • Active in US, LATAM, Europe, and Asia Pacific • India’s Naval Comm. Network Hughes selected to provide high performance satellite broadband Hughes selected to provide mobile terminals to

Confidential

Leading Managed Services Capabilities

Trusted managed services partner delivering scalable, reliable solutions through a comprehensive portfolio

Hughes Positioned to Win

- ✓ **Diversified and Recurring Customer Base**
  - Deep, multi-year relationships with 85–90% retention
- ✓ **Hybrid Connectivity & Dual-offering Capability**
  - Technology-agnostic architecture integrating GEO, LEO and terrestrial networks with embedded security and SASE
- ✓ **End-to-End Network Management Platform**
  - AIOps-driven network mgmt. to enhance uptime and scalability
- ✓ **Expansion into Emerging Growth Areas**
  - Extending capabilities into private wireless, SASE and secure 5G-enabled solutions

$55bn Global Managed Services Market by 2030[1]


CAGR: 5.5%
$42bn
$55bn
2025
2030

Validated Market Leadership: 2026 Gartner Magic Quadrant


Challengers
Leaders
Niche Players
Visionaries
Ability to Execute
Completeness of Vision
XTIUM
HCL Tech
Tata Consultancy Services
NTT Data
HUGHES
Microland
Systal Technology Solutions
Accenture
Sify Technologies
Comcast Business
Telefónica
DXC Technology
AT&T
Lumen
Kyndryl
MetTel
Wipro

"Leader"

4 Consecutive Years in Gartner Magic Quadrant

1. IDC U.S. Managed Network Services Forecast

21

Confidential

North America Managed Services Segment: High Growth

Trusted partner for secure, always-on network services across enterprise verticals

Investment Highlights

- I — Capital-light, recurring business model
- II — Operating leverage driving margins as services scales
- III — Diversified customer base across enterprise verticals

Description

- Provides managed network, cybersecurity and private 5G services through a capital-light, recurring model
  - Focused primarily on retail, energy, logistics and industrial
  - Multi-year managed services agreements
  - Strong partnerships with technology companies like Fortinet, Cisco, and Netskope
- ~75% of the revenue utilizes terrestrial based connectivity
- Expanding footprint of 570k+ enterprise sites worldwide, including ~200k in the U.S., supported by long-term relationships with major retailers and QSR brands
  - Positioned to gain from secular trends in network outsourcing and enterprise digital transformation
- Recognized by Gartner as a "Leader" in Managed Network Services, reinforcing credibility with enterprise clients

Revenue and OIBDA Margin Evolution


Significant restructuring and process optimization now largely complete, positioning the segment for sustained profitability
$175
(23%)
$201
(8%)
$249
(5%)
$332
1%
$410
6%
$489
10%
2025A
2026E
2027E
2028E
2029E
2030E

2025A Revenue Breakdown


Revenue Type
Hardware 28%
Service 72%


End Market Mix
29%
18%
16%
13%
5%
3%
2%
14%
Retail
Energy[1]
Petroleum
Financial
Entertainment
Hospitality[2]
Government
Other

1. Includes Utilities
2. Includes Restaurants

22

HUGHES

Confidential

Int'l Enterprise Segment: Geographic Diversification

Delivering secure, high-performance connectivity across global markets

Investment Highlights

I — Backlog visibility anchored by multi-year enterprise and government contracts

II — Multi-transport architecture for emerging markets with limited terrestrial coverage

III — Balanced revenue mix across global regions with no significant concentration

Revenue and OIBDA Margin Evolution


$239
5%
$274
11%
$291
11%
$313
12%
$337
13%
$364
13%
2025A
2026E
2027E
2028E
2029E
2030E

Description

- Provides managed network, broadband and satellite-enabled enterprise services to multinational firms across Latin America, Europe and Asia
- Recent developments and efforts:
  - Rolling out managed LEO services to augment existing large programs globally
  - Enhancing position as de-facto broadband technology provider for all new GEO. LEO and MEO programs
  - Strengthening Indian defense business with large programs through HPCL, BEL Navy and Airtel et. al.
- Leverages local presence and trusted partners to sell, distribute and service customers

Revenue Breakdown

Revenue Type


Hardware 33%
Service 67%

Geographic Mix


LATAM, ~16%
ROW, ~26%
Brazil, ~19%
Europe, ~16%
India, ~23%

23
HUGHES

Confidential 24

Confidential 25 LEO Capabilities and Opportunities Mobility (Maritime, Landmobile) connectivity

Confidential 26 $712 $552 $410 $302 $211 $147 $74 $57 $786 $609 $450 $314 $223 $158 49% 50% 48% 53% 45% 35% 2025A 2026E 2027E 2028E 2029E 2030E 548 397 299 208 144 100 191 144 739 541 358 258 193 148 $96 $98 $99 $100 $101 $101 $34 $34 $37 $46 $46 $46 $ - $20 $40 $60 $80 $100 - 500 1,000 1,500 2025A 2026E 2027E 2028E 2029E 2030E  Delivers broadband to underserved areas through JUPITER GEO satellites and hybrid satellite-wireless technology, enabling connectivity where wireline and FWA aren’t viable  Recurring subscribers with churn stabilizing at 3.0% for N.A. and 3.5% for International  Focused on rural, value-oriented consumers across the U.S., Latin America and Canada  Differentiated one-stop for ubiquitous coverage, simple installation and integrated Wi-Fi  Capacity, retention and gross adds managed at the subscriber level to generate strong returns while preserving capacity for Enterprise Consumer Segment: Cash Flow Generator Description Investment Highlights Sustainable free cash flow generation Excess GEO capacity with minimal future capex Resilient demand for connectivity in rural markets II I III High-margin, cash-generating consumer platform providing durable funding to support enterprise growth Revenue and OIBDA Margin Evolution Subscriber Base and ARPU Trends 3.3% 3.5% 3.0% 3.0% 3.0% 3.0% Churn  International  North America  International  North America Int’l ARPU NA ARPU 3.8% 3.5% 6.8% 3.5% 3.5% 3.5% N.A. Int’l Subs in 000’s

Confidential

Technology Competence Areas

- Complex systems End-end design & development
- Satellite adaptation of 3gpp protocols
- Satellite waveforms & coding
- Multi transport WAN Fusion
- RF & Antenna design
- Specialized handsets (CPE)
- Core Networking / Open RAN
- Cloud based Network Management & AI







System / Product Examples

- Ground system LEO/GEO end-to-end
- Waveforms channel coding (DVBS2x)
- Air Interfaces and Standards

- GBBF space phased array
- Aero ESA (Ku/Ka)

- User terminals
- VLSI/SoC design

Patents by technology area	Total
Efficient Satellite Waveform	112
Resource Management	117
3GPP Adaptations to Satellite	78
E2E System Design	134
Phased Arrays & ESA	63
User Terminal	156
Multi-transport architecture	28
5G NTN	14
Total active patents	702







27

Confidential

Hughes GEO Gateway Technology

- **Worlds first Q/V Band gateway network**
  - **Advanced Cloud based dynamic gateway switching architecture**
  - **Overcoming weather degradation to achieve greater than 99.9% availability**
  - **Pioneering use of ultra high frequency spectrum**


LEGEND
J3 Satellite Network Core ("SNC") site
International Jupiter Locations
J3 RFT Gateway site
Legacy J1, J2 Gateway, Ent. Hub
Standalone FUSION site
SEA (leg.)
SEA (SIX)
SPO
QUN
MIS
BIL
BIS
DUL
ROS
BEN
BOI
SLC
IDF
RAP
SLC (leg.)
CHY
CHI
DET
GTN
SV
RNO
LIN
ENG
NOR
OMA
MON
MTJ
ASH
STC
NLV
RIF
RIV
LA
FLG
GJ
TAO
AMA
SIM
GIL
ALB
SDO
YUM
ATL
TUC
ELP
MID
DAL

20	69	23	5
Core J3 Satellite Locations	Gateways Worldwide	Number of U.S. States	Number of Countries

28

Confidential 29

Confidential 30

Confidential 31

Confidential 32 30+ years experience developing satellite platform technologies Satellite Platform Infrastructure Experience  Unique industry position having developed all of the following:  Fixed and Mobile Satellite Systems  GSO and NGSO systems, multiple RF bands  Fixed, transportable, vehicular, aero, maritime, hand-held and IoT devices  ESA and non-ESA based terminals  DVB-S2X and 3GPP waveforms and protocols  User terminal designs are backed by Hughes technology leadership in satellite waveforms and protocols

Confidential 33 AI Leadership Driving Performance Gains at Hughes

Confidential 34 AI Enhancing the Hughes Business

Confidential 35

Confidential 36

Confidential 37

Confidential 38 % Sales Overview of Financial Projections Revenue OIBDA Capital Expenditures Operating Free Cash Flow1 9.5% 5.4% 4.3% 3.2% 2.9% 2.7% % Sales 13.1% 21.9% 17.1% 18.3% 15.9% 15.3% YoY Growth (7.9%) (5.6%) 5.4% 4.4% 9.5% 11.9% Margin 24.2% 25.7% 21.3% 20.2% 18.0% 17.3% 1. OFCF defined as OIBDA less capex and working capital 2. Includes ~$9mm of one-time inventory and labor write-off pertaining to $1,433 $1,352 $1,425 $1,487 $1,629 $1,822 $- $1,000 $2,000 2025A 2026E 2027E 2028E 2029E 2030E $347 $347 $303 $300 $293 $315 $- $175 $350 $525 2025A 2026E 2027E 2028E 2029E 2030E $135 $73 $61 $47 $48 $50 $- $150 $300 2025A 2026E 2027E 2028E 2029E 2030E $188 $296 $243 $272 $259 $278 $- $150 $300 $450 2025A 2026E 2027E 2028E 2029E 2030E 2

Confidential 39 Appendix

Confidential 40 $1,702 $1,483 $1,043 $751 $534 $360 34% 59% 30% 19% 12% 9% 2025A 2026E 2027E 2028E 2029E 2030E Total Existing Backlog (BoP) % of Enterprise Revenue from Backlog Sustained cash flow growth from capital-light Enterprise segment Strong, Identifiable Free Cash Flow Generation ~$1.5bn Contracted Enterprise Backlog Strong Operating Cash Flow Generation Structural Market Tailwinds  Resilient & Multi-Transport Connectivity Expansion  Enterprises and governments adopting integrated GEO/LEO and multi-path networks for global, resilient connectivity  Aviation Connectivity Growth  Multi-transport IFC demand accelerating  Defense Modernization  Increased investment in sovereign and tactical 5G  Managed Services Expansion  Rising need for SD-WAN, cybersecurity and private 5G among SMBs and enterprises  Onshore Manufacturing Resilience  Strong preference for trusted, secure U.S. production 1 22% of cumulative enterprise revenue originates from current backlog through 2030 $296 $243 $272 $259 $278 2026E 2027E 2028E 2029E 2030E 1. $209mm of excess backlog beyond 2030 1